THE STUDIO ZONE, INC.
a nevada Corporation

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CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
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MAXIMUM OFFERING:

$80,000 (40 Units)
1,600,000 Common Shares

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OFFERING PRICE:

$2,000 per Unit
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THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

SEE "HIGH RISK FACTORS”
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The date of this Memorandum is September 1, 2005

Package No. ___      Offeree No. ___________________________

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

THE STUDIO ZONE, INC.
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Confidential Private Offering Memorandum
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A Maximum OF 40 Units
Purchase Price: $2,000 Per Unit
Each Unit Consists of 40,000 Shares of Common Stock
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Offering Price:
$2,000 per Unit
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This Confidential Private Placement Memorandum (the “Memorandum”) relates to the offer and sale (the “Offering”) by The Studio Zone, Inc. (hereinafter “TSZ” or the “Company”), a Nevada corporation that is extra provincially registered to transact business in the Province of British Columbia, Canada, solely to accredited investors, of up to a maximum of 40 Units at a purchase price of $2,000.

The Company has entered into an Agreement (see Final Agreement ("FA") attached hereto as Exhibit “A”) with The Studio Zone Fitness Center, Inc., a British Columbia Corporation (the “BC Corp”), under the terms of which the Company has agreed to purchase and acquire all assets, liabilities, rights and obligations of the BC Corp (the “Transaction”). The Company shall, therefore, survive the Transaction as the sole remaining entity.

As a condition to closing the Transaction, the Company must secure no less than USD $80,000 in new investment cash (hereinafter, the closing of the aforementioned investment cash shall be referred to as "Closing Cash"). The FA will only become effective co-terminously with the tendering of the Closing Cash.

There may be additional closing conditions that must be complied with or waived prior to the closing of the contemplated Transaction. For a complete list of the closing conditions precedent to the effectiveness of the FA, please review Exhibit “A” attached hereto in its entirety.

Any monies related to subscriptions to this Offering shall be held directly by the Company in its bank account in the Province of British Columbia, Canada where the Company is Extra Provincially registered in its own name. Should the Transaction fail, all monies held by the Company shall be returned to the respective investor within ten (10) business days of the closing of this Offering.

Note: The Company reserves the right to undertake separate additional offerings on the same or alternative terms. The minimum subscription is for $2,000 or one Unit. However, the Company reserves the right to accept subscriptions for a fractional Unit. This Offering is being made pursuant to Rule 506 of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is scheduled to terminate at 5:00 p.m. Eastern time, on September 30, 2005, unless extended by the Company, without notice to the investors, for an additional sixty-day (60) period.

THE UNITS ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (INCLUDING THE RULES AND REGULATIONS PROMULGATED THEREUNDER, THE “SECURITIES ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE ACT AND REGULATION D AND RULE 506 PROMULGATED THEREUNDER. THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED, OR APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS OFFERING COMMENCED ON THE DATE OF THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM AND SHALL TERMINATE ON SEPTEMBER 30, 2005 (UNLESS THE OFFERING IS EXTENDED AT THE DISCRETION OF THE COMPANY FOR AN ADDITIONAL 60 DAYS) OR AT AN EARLIER DATE UPON COMPLETION OF THE OFFERING. THE COMPANY MAY DETERMINE TO CLOSE THE OFFERING PRIOR TO THE EXPIRATION OF THE OFFERING PERIOD.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A SIGNIFICANT DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT. INVESTMENT IN THE UNITS IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL MEANS. FOR A DISCUSSION OF THE MATERIAL RISKS IN CONNECTION WITH THE PURCHASE OF THE UNITS, SEE “HIGH RISK FACTORS.”

	Offering Price	Proceeds to the Company

Per Unit	$2,000	$2,000
Maximum Offering	$80,000	$80,000

The date of this Confidential Private Offering Memorandum is September 1, 2005.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

CONFIDENTIAL INFORMATION

THIS MEMORANDUM IS SUBMITTED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS FOR USE SOLELY IN CONNECTION WITH A PRIVATE PLACEMENT OF UNITS CONSISTING OF THE COMPANY’S COMMON STOCK. THE DISCLOSURE OF ANY OF THE DATA CONTAINED HEREIN OR SUPPLIED IN CONNECTION HEREWITH OR THE USE THEREOF FOR ANY OTHER PURPOSE EXCEPT WITH THE WRITTEN CONSENT OF THE COMPANY IS PROHIBITED. THIS CONFIDENTIAL MEMORANDUM MAY NOT BE REPRODUCED, IN WHOLE OR IN PART, AND IT IS ACCEPTED WITH THE UNDERSTANDING THAT IT WILL BE RETURNED ON REQUEST IF THE RECIPIENT DOES NOT PURCHASE SECURITIES OF THE COMPANY.

THERE ARE NUMEROUS DOCUMENTS WHICH ARE RELEVANT TO THE TRANSACTION(S) CONTEMPLATED BY THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM, WHICH DESCRIBES THE TRANSACTIONS AND RIGHTS AND OBLIGATIONS OF THE RESPECTIVE PARTIES. THE STATEMENTS CONTAINED IN THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM CONSTITUTE A BRIEF SUMMARY OF THE MATERIAL PROVISIONS OF SUCH DOCUMENTS, AND DO NOT PURPORT TO BE A COMPLETE DESCRIPTION OF EVERY TERM AND CONDITION AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO SUCH DOCUMENTS. IF THERE IS A CONFLICT BETWEEN THE TERMS OF THE DOCUMENTS AND THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, THE TERMS OF THE DOCUMENTS WILL GOVERN. EACH PERSON CONSIDERING AN INVESTMENT IN THE COMPANY IS URGED TO REVIEW ALL SUCH DOCUMENTS.

THE COMPANY HAS AGREED TO GRANT, PRIOR TO THE CONSUMMATION OF THE SALE OF THE UNITS, TO EACH PROSPECTIVE SUBSCRIBER, THE OPPORTUNITY TO REVIEW ADDITIONAL DOCUMENTS AND TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM, THE OFFICERS OF THE COMPANY CONCERNING THE TERMS AND THE CONDITIONS OF THIS OFFERING OR ANY OTHER MATTER SET FORTH HEREIN; AND TO SUPPLY ANY ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY AT ANY TIME AND WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART NOTWITHSTANDING TENDER OF PAYMENT OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE NUMBER OF UNITS SUBSCRIBED FOR BY SUCH INVESTOR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY WILL ONLY OFFER AND SELL UNITS TO PERSONS WHOM IT BELIEVES MEET THE SUITABILITY STANDARDS SET FORTH IN THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM.

NO ADVERTISING OR OFFERING LITERATURE IN ANY FORM MAY BE EMPLOYED IN THE OFFERING OF THE UNITS, EXCEPT FOR THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. NO PERSON (OTHER THAN THE OFFICERS OF THE COMPANY AND PERSONS AUTHORIZED TO ACT ON ITS BEHALF) IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM AND, IF GIVEN OR MADE, ANY SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. NEITHER THE DELIVERY OF THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM NOR ANY SALES MADE HEREUNDER, UNDER ANY CIRCUMSTANCES, SHALL CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF. THIS MEMORANDUM CONTAINS SUMMARIES OF CERTAIN PERTINENT DOCUMENTS, APPLICABLE LAWS AND REGULATIONS. SUCH SUMMARIES ARE NOT COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXTS THEREOF.

THIS MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE UNITS AND DOES NOT CONSTITUTE AN OFFER TO OR SOLICITATION OF ANYONE IN ANY JURISDICTION IN, WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. IN ADDITION, THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE PERSON WHOSE NAME AND IDENTIFICATION NUMBER APPEARS IN THE APPROPRIATE SPACES PROVIDED ON THE COVER PAGE OF THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. ANY REPRODUCTION OR DISTRIBUTION OF THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM, IN WHOLE OR IN PART OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS. BY ACCEPTING THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM, THE RECIPIENT AGREES TO RETURN THE SAME PROMPTLY UPON REACHING A DECISION NOT TO MAKE AN INVESTMENT IN THE COMPANY AND, IN ANY EVENT, PROMPTLY UPON THE REQUEST THEREFOR.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM AS LEGAL OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH HIS OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

THIS OFFERING IS BEING MADE IN RELIANCE UPON THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS AND PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF THE COMPANY’S INTENDED COMPLIANCE WITH THE PROVISIONS OF SECTIONS 4(2) AND 4(6) THEREOF AND RULE 506 ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER.

THE UNITS OFFERED HEREBY WILL BE ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

IF ANY PERSON ELECTS NOT TO MAKE AN OFFER TO ACQUIRE THE UNITS OFFERED HEREBY OR SUCH OFFER IS REJECTED IN WHOLE BY THE COMPANY, SUCH PERSON BY ACCEPTING DELIVERY OF THIS PRIVATE OFFERING MEMORANDUM, AGREES TO RETURN THIS PRIVATE OFFERING MEMORADUM AND ALL RELATED DOCUMENTS ENCLOSED HEREWITH OR FURNISHED SUBSEQUENTLY, TO THE COMPANY.

EACH OFFEREE MAY, IF HE, SHE OR IT SO DESIRES, MAKE INQUIRIES OF APPROPRIATE MEMBERS OF MANAGEMENT OF THE COMPANY WITH RESPECT TO THE COMPANY'S PROSPECTIVE BUSINESS OR ANY OTHER MATTERS SET FORTH HEREIN, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH PERSON DEEMS TO BE NECESSARY IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS, WHICH ANY OFFEREE WISHES TO REVIEW, WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING AS FOLLOWS:

IF TO THE STUDIO ZONE INC.: Lynn Wahl The Studio Zone, Inc. 20313 93rd Avenue Langley, B.C., Canada V1M 2M7 with a copy to: Law Offices of Wade D. Huettel, Esq. 3580 Utah Street San Diego, CA 92104

INVESTORS SHOULD REVIEW THE FOLLOWING LEGENDS REQUIRED BY CERTAIN JURISDICTIONS AND BE AWARE OF THEIR CONTENTS. PLEASE REVIEW THE FOLLOWING MATERIALS CAREFULLY TO DETERMINE WHETHER ANY OF THESE LEGENDS ARE APPLICABLE.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

NASAA UNIFORM LEGEND IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OF ADEQUACY OF THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INVESTORS MAY MAKE AN INDEPENDENT EXAMINATION OF ALL BOOKS, RECORDS AND OTHER DOCUMENTS OF THE COMPANY TO THE EXTENT AN INVESTOR DEEMS IT NECESSARY, AND SHOULD NOT RELY ON THE COMPANY OR ANY OF THE COMPANY'S EMPLOYEES OR AGENTS WITH RESPECT TO JUDGMENTS RELATING TO AN INVESTMENT IN THE COMPANY. ANY OTHER DOCUMENTS OR INFORMATION CONCERNING THE COMPANY WHICH A PROSPECTIVE INVESTOR REASONABLY REQUESTS TO INSPECT OR HAVE DISCLOSED TO HIM WILL BE MADE AVAILABLE OR DISCLOSED SUBJECT TO RECEIPT OF REASONABLE ASSURANCES THAT SUCH MATTERS WILL BE MAINTAINED IN CONFIDENCE.

Additional Information

POTENTIAL INVESTORS ARE ENCOURAGED TO ASK QUESTIONS CONCERNING THE COMPANY AND ANY ASPECT OF THIS OFFERING.

FOR INFORMATION PERTAINING TO TSZ, PLEASE CONTACT LYNN WAHL WHO WILL ANSWER ALL INQUIRIES CONCERNING TSZ AND THIS OFFERING. MS. WAHL CAN BE REACHED, THROUGH HER ATTORNEYS, AT (619) 892-3006. POTENTIAL INVESTORS SHOULD SEND ANY WRITTEN REQUEST FOR ADDITIONAL INFORMATION TO THE LAW OFFICES OF WADE D. HUETTEL, ESQ. 3580 UTAH STREET SAN DIEGO, CA 92104.

PRIOR TO INVESTING, THE COMPANY (I) WILL GRANT EACH PROSPECTIVE INVESTOR THE OPPORTUNITY TO REVIEW ADDITIONAL DOCUMENTS AND TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM, THE OFFICERS OF THE COMPANY CONCERNING THE TERMS AND THE CONDITIONS OF THIS OFFERING OR ANY OTHER MATTER SET FORTH HEREIN; AND (II] SUPPLY ANY ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

THE COMPANY IS NOT CURRENTLY SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IN ACCORDANCE THEREWITH.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

TABLE OF CONTENTS

High Risk Factors	9
Investor Summary	13
Executive Summary	14
Summary of Offering	16
Overview of The Studio Zone, Inc.	18
The Studio Zone, Inc.’s Business Objectives	20
The Studio Zone, Inc.’s Products & Services	23
The Studio Zone, Inc.’s Marketing & Sales Plan	25
Market Analysis	27
Risk Avoidance Considerations	31
Description of Securities	32
Exhibits:	36
Exhibit “A”—Final Agreement
Exhibit “B”—Financial Information
Exhibit “C”—Subscription Procedure
Exhibit “D”—Subscription Agreement
Exhibit “E”—Purchaser Questionnaire

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

HIGH RISK FACTORS

The Units of our securities offered hereby are speculative and involve a high degree of risk. The purchase of these securities is suitable only for persons who can afford the risk of loss of their entire investment. Prospective investors should carefully consider, among other things, the following risk factors before making an investment decision.

OUR BUSINESS IS CAPITAL INTENSIVE AND WILL REQUIRE ADDITIONAL FINANCING WHICH WILL RESULT IN DILUTION TO EXISTING SHAREHOLDERS WHICH WOULD IN TURN REDUCE THE SHARE PRICE OF EARLIER ISSUED SHARES

Our operations are capital intensive and growth will consume a substantial portion of available working capital. We may require additional capital in order to fund our operations. We do not have any commitments for additional financing and there can be no assurance that such additional funding, if required, will be available, or if available, will be available upon favorable terms. With respect to our ability to obtain financing on favorable terms, we do not have significant assets to serve as loan collateral. Still further, we presently do not have a sufficient cash flow to qualify for reasonable debt financing. Insufficient funds may prevent us from implementing our business strategy. In the event we raise additional funds through the issuance of equity securities, dilution to the then existing stockholders will result, and future investors may be granted rights superior to those of existing stockholders. Accordingly, such dilution would reduce the share price of the any earlier issued shares.

LACK OF OPERATIONS, POSITIVE CASH FLOW AND PROFITABILITY MAY CONTINUE WHICH WILL AFFECT OUR ABILITY TO REMAIN IN BUSINESS

In August 2003, principal operations of the Company commenced. We have a limited history of operations and generation of positive cash flow or profits in the industries in which we participate. If we do not generate positive cash flow and hence become profitable, we may not be able to remain in business. The ability of the Company to operate profitably is dependent upon its ability to market its products and services and a continuation of the growth in the health and fitness industry (as to which no assurance can be made). In addition, costs may be increased as a result of government regulations, which may affect the ability of the Company to operate profitably. The Company is also subject to business risks associated with new business enterprises. No assurance can be given as to the ability of the Company to operate profitably.

UNCERTAINTY OF COMMERCIAL SUCCESS MAY AFFECT OUR ABILITY TO REMAIN IN BUSINESS

With respect to our revenue and profitability prospects, we may not be able to achieve commercial success with our products and services. Furthermore, the health and fitness industry is characterized by rapid change and growth. Accordingly, we may not be able to keep up with the pace of change or fund its growth. If we fail to achieve commercial success, we will continue to suffer net losses and we will have to go out of business.

COMPETITION MAY HAVE AN ADVERSE EFFECT ON OUR BUSINESS

We are subject to competition from other companies, most notably national and regional health and fitness centers, including those specializing in alternative fitness methods, with similar products and/or services. Although some of these competitors have a significant share of the health and fitness market, the Company’s goal is to target that portion of the population seeking instruction in non-conventional forms of exercise such as yoga and pilates. Our prospects, though, may be adversely affected by our competition as most all health and fitness centers are now offering instruction in the areas that will be our primary focus. The introduction of similar or superior products and services by current or future competitors could have a material adverse effect on our business and financial condition.

GOVERNMENT REGULATION

The health and fitness industry is subject to extensive government regulation and changes in these regulations could have a negative effect on our financial condition.

The Company’s operations and business practices are subject to federal, state and local government regulations in the various jurisdictions in which our fitness centers are located and where our products and/or services are sold, including:

•
general rules and regulations of the Federal Trade Commission (the "FTC"), state and local consumer protection agencies and state statutes that prescribe provisions of membership contracts and that govern the advertising, sale, financing and collection of membership fees and dues;

•	state and local health regulations; and

•	federal regulation of health and nutritional products.

As it becomes necessary, we make minor adjustments to our operating procedures to remain in compliance with applicable laws. Presently, the Company’s operations are in material compliance with all applicable statutes, rules and regulations of each jurisdiction in which we operate. Our failure to comply with statutes, rules and regulations may result in fines or penalties. These may include regulatory or judicial orders enjoining or curtailing aspects of the Company’s operations. It is difficult to predict the future development of such laws or regulations, and although we are not aware of any proposed changes, any changes in such laws could have a material adverse effect on our financial condition and results of operations.

To date, the Company has not been named as a defendant in any lawsuits, and, therefore, the Company’s operations and financial condition has not been affected by any legal proceeding. However, we cannot assure you that we will never be named as a defendant and/or that we will be able to successfully defend or settle all pending or future purported individual and/or class action claims, and our failure to do so may have a material adverse effect on our operations and/or financial condition.

PRODUCTS & SERVICES

The Company’s products and services may not generate positive cash flow; therefore, directly impacting the Company’s operations and financial condition in the future.

Although the Company has implemented a number of business initiatives to capitalize on our array of products and services, infrastructure, member base and franchising program, the success of these business initiatives in the future will have a direct impact on our operations, financial condition and ability to generate cash flow. These initiatives primarily focus on selling products and services to our members within our fitness centers and promoting the Company’s franchising program. However, we cannot predict whether the Company will be able to generate revenues from any of these new business initiatives in the future and, in fact, these business initiative may not be successful in the future. We have limited experience in marketing products and services to our members. The sale and marketing of products, services and the franchising program involve significant risk of competition. If the Company is unable to successfully sell and market its products, services and franchising program, or to successfully compete in the health and fitness industry, then the Company may be forced to cease operations.

HEALTH & FITNESS INDUSTRY

The Company may not be able to effectively compete in each the market for each of our products and services in the future.

The health and fitness club industry is, and likely will remain, highly competitive. Within each market in which the Company operates, the Company competes with local and national fitness centers, physical fitness and recreational facilities established by local governments, the YMCA and similar organizations and, to a certain extent, with racquet, tennis and other athletic clubs, country clubs, weight reducing salons and the home-use fitness equipment industry. Although the Company’s focus will primarily be on promoting non-traditional forms of exercise such as yoga and pilates, we still, nevertheless, will compete with all the fitness centers detailed above. The Company’s Boutique and Café also compete with similar type businesses for the discretionary income of our target markets. The Company may not be able to continue to compete effectively in each of these markets in the future. Additionally, competitive conditions may limit our ability to maintain or increase pricing of membership fees, perhaps even adding initiation fees, and may impact our ability to attract new members.

As we pursue planned business initiatives, particularly the sale of the Company’s products and services, and marketing of the Company’s franchising program, we will be competing against large, established companies with more experience. In some instances, our competitors may have substantially greater financial resources than us. We may not be able to compete effectively against these companies.

TRADEMARK PROTECTION

The Company’s trademarks and trade names may be misappropriated or subject to claims of infringement.

We attempt to protect our trademarks and trade names through a combination of trademark and copyright laws, as well as licensing agreements and third-party nondisclosure and assignment agreements. However, the Company’s failure to obtain or maintain adequate protection of our intellectual property rights for any reason could have a material adverse effect on our business, results of operations and financial condition.

MANAGEMENT & KEY PERSONNEL

If we do not retain our key personnel or fail to attract and retain other highly skilled employees, the Company’s business operations and financial condition will suffer.

The success of our business is heavily dependent on the leadership of our key management personnel, including: Lynn Wahl, Chief Executive Officer, Christine Hardy, Rachel Bood and Susan Terry. While we intend to enter into customary employment agreements with each of them, to the extent not already done, the loss of any of their services would be detrimental and could have a material adverse effect on the business, financial condition and results of the Company’s operations. If any of these persons were to leave, it might be difficult to replace them, and we cannot assure you that we can attract and retain sufficient qualified personnel to meet our business needs. Competition for these individuals is intense and increasing. We may not be able to attract, assimilate, or retain qualified managerial personnel and our failure to do so could have a material adverse effect on the business, financial condition and results of operations.

LEGAL PROCEEDINGS

The Company could be subject to claims related to health or safety risks at our clubs.

Use of our clubs creates some potential health or safety risks to members or guests through the use of our services and facilities. The Company cannot guarantee that claims against the Company by members or their guests will not be filed and/or asserted, or that the Company would be able to successfully defend any such claim. We also cannot assure you that we will be able to maintain our general liability insurance on acceptable terms in the future or that such insurance will provide adequate coverage against potential claims.

BROAD DISCRETION AS TO USE OF PROCEEDS; POTENTIAL CHANGE IN USE OF PROCEEDS

Substantially all of the anticipated net proceeds of this Offering are allocated to working capital and other corporate purposes. Accordingly, management will have broad discretion with respect to the expenditure of the net proceeds of this Offering. Purchasers of the Securities offered hereby will be entrusting their funds to the Company's management, upon whose judgment the investors must depend. The Company may enter into joint ventures, acquisitions or other arrangements, such as joint marketing arrangements and licensing agreements, which the Company believes would further the Company's growth and development. No assurance can be given that any such agreements will result in additional revenue or net income for the Company.

Notwithstanding its plan to develop its business as described in this Confidential Memorandum, future events, including the problems, expenses, difficulties, complications and delays frequently encountered by businesses, as well as changes in the economic climate or changes in government regulations, may make the reallocation of funds necessary or desirable. Any such reallocation will be at the discretion of the Board of Directors. No assurance can be given that any such businesses can or will be profitably operated.

THE RESULTS OF RESEARCH AND DEVELOPMENT EFFORTS ARE UNCERTAIN AND WE MAY NOT BE ABLE TO COMPETE EFFECTIVELY IN THE MARKETPLACE

The Company will have to make significant research and development expenditures for certain products and services to remain competitive. While we perform extensive testing of new products, the products we are currently developing or may develop in the future may not be successful. If these approaches are not successful, the resulting products and/or services may not achieve market acceptance and these products may not compete effectively with products of competitors currently in the market or introduced in the future. If we are unsuccessful in the marketplace, it will affect our ability to remain in business.

OUR AUDITORS HAVE EXPRESSED DOUBTS ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN WHICH MAY RESULT IN THE LOSS OF YOUR ENTIRE INVESTMENT

As discussed elsewhere in this Confidential Memorandum, we have incurred substantial operating and net losses, as well as negative operating cash flows, since our inception. Notwithstanding either management undertaking to reduce costs or raising funds through private placement, we cannot assure you that management's efforts will lead us to profitability, nor can we provide any assurance that we can continue raising funds on acceptable terms. As a result, our ability to continue to operate as a going concern will depend on our ability to raise working capital and further streamline our operations and/or increase sales of the Company’s products and services. Our failure in any of these efforts may materially and adversely affect our ability to continue as a going concern. If the Company discontinues any portion of its operations, Investors in the Company may loose any and all invested funds.

In preparing our audited financial statements, our auditors have expressed doubts about our ability to continue as a going concern. If we discontinue operations, you will lose your entire investment.

FORWARD LOOKING STATEMENTS

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PROSPECTUS ARE BASED ON OUR PREDICTIONS OF FUTURE PERFORMANCE. AS A RESULT, YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS.

THIS CONFIDENTIAL MEMORANDUM INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT AND THE EXCHANGE ACT INCLUDING, IN PARTICULAR, THE STATEMENTS ABOUT OUR PLANS, STRATEGIES, AND FUTURE BUSINESS AND OPERATIONS PROSPECTS.

ALTHOUGH WE BELIEVE THAT THE COMPANY’S PLANS, INTENTIONS AND EXPECTATIONS REFLECTED IN OR SUGGESTED BY THESE FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT ASSURE YOU THAT OUR PLANS, INTENTIONS OR EXPECTATIONS WILL BE ACHIEVED. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS WE MAKE IN THIS CONFIDENTIAL MEMORANDUM ARE SET FORTH ABOVE IN THIS "RISK FACTORS" SECTION AND ELSEWHERE IN THIS CONFIDENTIAL MEMORANDUM. ALL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO US OR PERSONS ACTING ON OUR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THESE CAUTIONARY STATEMENTS.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

INVESTOR SUMMARY

TSZ, a Nevada Corporation, has executed the FA with the BC Corp. The Transaction provides that TSZ will acquire all assets, liabilities, rights and obligations of the BC Corp, and TSZ shall continue as the surviving entity.

In this Memorandum, “TSZ” refers to the operating business that will be the surviving entity following the contemplated Transaction and is also the listed issuer of the securities offered by way of this Private Offering Memorandum. In connection with, and as a condition to the execution of the FA, a minimum of $80,000, which represents 1,600,000 commons shares and/or 100% of the Company, of equity capital shall be financed for the operation of TSZ’s business. Other closing conditions for the Transaction are detailed in Exhibit “A” attached hereto.

The financing of Common Stock (the “Common Stock Financing”) described herein would close simultaneously with the closing of the Transaction. As a result, TSZ will be the issuer of the securities issued in the Common Stock Financing.

The Common Stock Financing is comprised solely of Common Stock of TSZ.

As a condition to closing the Transaction, TSZ must secure no less than USD $80,000 in Closing Cash. In accordance with the terms of the FA, the Transaction may only take place co-terminously with the tendering of the Closing Cash.

There are additional closing conditions that must be complied with or waived. For a complete list of the closing conditions precedent to the effectiveness of the Transaction, please review Exhibit “A” attached hereto.

Any monies related to subscriptions to the Offering herein shall be held directly by the Company, in the event that the Transaction becomes effective. Should the Transaction fail, all monies held shall be returned to the respective investor in accordance within ten (10) business days.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

EXECUTIVE SUMMARY

A.  Executive Summary of the Final Agreement

The Final Agreement provides for the following conditions to be met before the Transaction shall become effective:

•
TSZ will purchase and acquire all assets, liabilities, rights and obligations of the BC Corp. The Company shall, therefore, survive the as the sole remaining entity. Once the Transaction becomes effective, The Studio Zone, Inc. shall be the sole surviving entity.

•	The BC Corp shall have prepared and shall make available an Audited Financial Statement for the year ended December 31, 2004 and an unaudited, but reviewed, Financial Statement through June 30, 2005.
•	Approvals of stockholders shall have occurred as required.
•	At least $80,000 of equity financing shall have been raised for the business of TSZ. The Offering that is described in this Private Offering Memorandum is intended to satisfy this condition.

You are urged to read the Final Agreement attached hereto as Exhibit “A” for a more detailed description of the terms of the Transaction.

B. Executive Summary of The Studio Zone’s Business

The Studio Zone, Inc. was incorporated on July 9, 2004 in the State of Nevada. The Company has acquired all presently existing and/or known assets, liabilities, rights and obligations of The Studio Zone Fitness Center, Inc., originally operating as a sole proprietorship until its incorporation on or about August 9, 2005 under the laws of the Province of British Columbia, Canada. The Company maintains its corporate headquarters and flagship “Studio” in Langley, B.C., Canada. Principally, the Company caters to the individual seeking physical, mental and spiritual well-being—a truly priceless health advantage—by offering an array of services and products focused on providing a transition to a healthier lifestyle by non-traditional means. The Company’s focus is to provide the customer with a full-service, state of the art facility offering instruction in yoga, pilates and other related methods, a boutique stocked with the latest training aides, apparel and nutritional foods and beverages, and the planned opening of a café for those simply seeking a place of refuge or relaxation.

In order to serve and exploit the shift and growth in the health and fitness industry in the United States and Canada from traditional forms of exercise to more non-conventional disciplines with less risk of injury, the Company has designed and implemented a specialized full-service fitness facility offering instruction in a myriad of non-conventional methods to meet the rising wellness and fitness demand. While the Company plans to open 12 fitness centers (“Corporate Studios”) over the course of the next year located in major metropolitan cities throughout the United States and Canada, the Corporate Studios are designed primarily to further the Company’s franchising marketing program and as an additional source of revenue. Additionally, by and through contracts with small to medium sized vendors, the Company will develop, promote and retail its own private label clothing and training aides, as well as nutritional foods and beverages. The Company’s objective is to choose the right strategic partners to allow it to leverage its investment and transplant it into areas throughout the United States and Canada by and through franchising.

The Company provides an opportunity for growth through its franchising and marketing program. The Company will strive to cater to the complete wellness and fitness needs of everyone, not just a select few.

TSZ’s executive offices are located at 102-20167 96th Avenue Langley, B.C., Canada V1M 3C5.

Use of Proceeds

The net proceeds to TSZ from this Offering, after deduction of expenses payable by TSZ by reason of the Offering, will be primarily utilized for marketing and sales, research and development and working capital for the implementation of its business model. For purposes of indicating the likely application of the proceeds of the Offering, TSZ has described below the use of proceeds reflecting the issuance of the maximum in subscriptions.

Application	Amount
Offering General Working Capital	$ 80,000 $80,000
TSZ will identify suitable and appropriate individual and institutional investors (financial or strategic) that would participate in this cash offering, as described in Exhibit “D” (hereinafter “Cash Offering”), by irrevocably subscribing to at least $80,000 of the Cash Offering.

Management, including the Board of Directors, will determine whether and the extent to which it will use proceeds from the Offering for purposes additional to marketing and sales, research and development and working capital for the implementation of its business model. This decision will be made based upon the total net proceeds received from the Cash Offering, the timing and likelihood of obtaining additional financing being pursued simultaneously, the status of negotiations with distribution partners, operating results, and any other factors that are deemed materially relevant at the time.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

Summary of the Offering

Financing: Securities: Units: Offering Period: Listing: Issuance of Common Shares: Escrow Information: Future Financings: Investor Suitability: Regulation FD:
TSZ is Offering up to a Maximum of Eighty Thousand ($80,000) Dollars worth of Units. TSZ may increase the Maximum Offering amount at any time during the Offering.

TSZ will be Offering up to One Million Six Hundred Thousand (1,600,000) shares of Common Stock pursuant to this Offering. The shares of Common Stock will be offered at a purchase price of Five ($.05) cents per share.

The Securities will be offered in Units. Each Unit will cost Two-Thousand ($2,000) Dollars and shall represent Forty Thousand (40,000) shares of Common Stock. TSZ will be offering a maximum of Forty (40) units.

September 1, 2005 through September 30, 2005. Unless extended for up to an additional 60 days at the discretion of TSZ.

The Studio Zone, Inc. is not currently a publicly traded company.

The Common Shares being issued pursuant to this Offering are exempted from registration under Rule 506 of Regulation D, promulgated under the Securities Act of 1933, as amended.

Not applicable.

TSZ reserves the right to conduct additional financings in the future. Any such additional financings may be conducted on terms that are more or less favorable to investors than the terms of this offering.

Investment in these Units involves a significant amount of risk. Accordingly, an investment in the Units is suitable only for persons of adequate financial means who have no need for substantial liquidity with respect to their investment and who are capable of suffering a loss of their entire investment in any amount of Units purchased. Any person should not purchase the Units unless he or she meets the following suitability requirements. The prospective investor is an “accredited investor” as defined in Regulation D promulgated under the Act or is otherwise a qualified investor as determined by the Company based on the circumstances of the investor and the amount of the subscription the investor intends to make.

Information provided in this Private Offering Memorandum may be considered confidential information within the meaning of Regulation FD. Use of this information for use other than evaluating an investment in the offering made by this Private Offering Memorandum represents a violation of Regulation FD.

C. Financial Results

The Financials as indicated earlier in this Memorandum are attached hereto as Exhibit “B” and incorporated herein by reference.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

OVERVIEW OF THE STUDIO ZONE, INC.

CORPORATE HISTORY

Originally founded in 2003 by Lynn Wahl, The Studio Zone, Inc. offers instruction in alternative fitness disciplines, retails all related training aides and apparel and will soon feature a café specializing in nutritional foods and beverages.

The Company’s flagship studio is located in the city center of Langley, B.C., and features multiple, spacious studios - all with hardwood floors, ample props, and lots of light. There is also a Boutique filled with CD’s, books, videos, candles, clothing, and training aides for sale.

The Center offers over 80 classes per week - from early morning to late evening, seven days a week - including specialized classes in the various disciplines. Special workshops with guest teachers are held from time to time.

All of the Company’s teachers have received extensive training in the discipline they teach. The Company also has its own internal training program that all instructors must take before becoming authorized to teach a member based class.

Having commenced as a local fitness facility, The Studio Zone, Inc. will always be dedicated to an open and inquiring approach to non-traditional disciplines through the rich diversity of their traditions.

LONG-TERM BUSINESS OBJECTIVES

The Company’s long term goal is to adequately serve that portion of the population in the United States and Canada seeking non-conventional forms of health and fitness for the purpose of maintaining a healthier lifestyle. By and through its approach to the non-traditional health and fitness industry, the Company will focus on selling franchises and promoting its private label through each of its locations in city centers throughout the United States and Canada. Based on its business concept, as well as its approach to expansion, the Company is positioned to capitalize on the shift in the health and fitness industry from traditional forms of exercise to non-conventional disciplines that minimize the risk of injury.

PREMISE AND MISSION

A fundamental premise underlying the Company’s approach to the health and fitness industry is to provide affordable, low-cost instruction in non-traditional disciplines that meet the practical requirements of a shifting and thriving market.

The mission of The Studio Zone, Inc. is the pursuit of an eclectic, inclusive, and non-dogmatic approach to the study of disciplines such as yoga and pilates, as taught by only the most outstanding teachers in the various traditions. The Company offers classes in a wide range of styles and encourages each member to use the full breadth and depth of the heritage to explore his or her own path toward self-transformation.

EXECUTIVE MANAGEMENT

As of July, 2005 the company had five (5) full time employees. Unlike any other health and fitness center, the Company has a very strong team capable of implementing its business model for its strategic target market. The core team of the Company has extensive experience in all aspects of the fitness industry. This core team with a proven track record has contributed to a well-coordinated implementation of the Company’s objectives.

The Executive officers and managers are as follows:

Name     Position

Lynn Wahl    Chief Executive Officer
Christine Hardy   Vice President, Pilates Division
Rachel Bood    Vice President, Dance Division
Susan Terry    Vice President, Yoga Division
Lynn Wahl

Lynn is the founder of The Studio Zone and has over 20 years experience in all aspects of dance and fitness facilities.  Ms. Wahl's experience in managing a fitness facility includes hiring staff, training staff, organizing all aspects of the business, payroll and gross projections, sales, marketing, client services and accounting.

Christine Hardy

Christine started in the Fitness Industry approximately 12 years ago. Her experience includes teaching a variety of fitness programs and group classes all over the lower mainland and at various gyms and community centers. Christine always has a large following of students very dedicated to her special and unique style of teaching. She discovered about 6 years ago that Pilates was definitely where she wanted to further her training and certification, and proceeded to do just that. Christine now puts all her focus and unique teaching style into her pilates programs and has a very strong following of dedicated students whom are feeling and seeing the great results.

Rachel Bood

Rachel started dancing at the age of 2. Her extensive experience in Ballet, Tap, Jazz, Modern, Lyrical, Musical Theatre and Hip Hop has taken her on a personal journey of self expression and exposed a passion to share her knowledge with others. Rachel has been teaching for 10 years and completed her Modern/Jazz advanced associates exams through A.I.D.T with honors. Her students have excelled in competitions throughout Vancouver Island and the Lower Mainland. She has won choreography awards as well as the overall excellence and 1st place Diamond Choreography awards from American Dance Awards. Rachel works hard to bring the upbeat world of dance to all age levels in a comfortable and caring environment while challenging both mind and body to create a lasting love of dance.

Susan Terry

Susan started studying Hatha and Ashtanga yoga about 5 yrs ago and quickly grew to love the amazing results she felt from a regular practice. She went on to obtain a certification in Ashtanga yoga and continues to study, while teaching her students all she can to help them balance and bring an inner peace to their own lives.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

THE STUDIO ZONE, INC.’S BUSINESS OBJECTIVES

BUSINESS STRATEGY

Our continuing business focus is to maximize the revenue derived from each member and grow our member base. The amount generated per member through monthly dues and products and services revenues will provide the necessary funding for the remainder of our operations. Research suggests that the more serious member spends in excess of $1,500.00 annually on fitness related needs for alternative methods of exercise. We expect to continue to maximize the per member revenue as well as grow our membership base using the following strategies:

♦
Optimize Our Product and Service Offerings. We will use our clubs for the delivery of value-added products and services such as personal training, private-label products, group exercise classes, fitness related merchandise, fitness magazines and our Wellness Program. Integrating these ancillary products and services into core fitness center operations positions the Company to meet all of its members' wellness and fitness needs. We are committed to the continuing development and integration of new and innovative products and services. Our vendor agreements will afford us the opportunity to "test-market" new products and services without exposing our entire operation to the outcome of any one particular product.

♦
Realize the Benefits of Franchising. Primarily, the Company’s sales and marketing resources are devoted to promoting the franchising program. It is our expectation that each Corporate and Prototype Center will contribute higher levels of operating income as they enhance their ability to generate revenue.

♦
Maximize Our Sales & Marketing Program. We will focus on leveraging the position of the Company’s roll-out and its private label brand. Although we have not traditionally relied on television advertising as a vehicle for marketing products and/or services, the Company is presently in the process of developing a television marketing campaign to mass advertise products and services, but more importantly, the Company’s franchising program. In addition, the Internet represents a tremendous opportunity to promote the Company’s name and brand.

♦
More Efficient Operations. After an initial period of expected and anticipated development of our Corporate Studios and business model, we are considering centralizing all billing systems to realize economies of scale. In particular, we have launched several initiatives to improve operating efficiencies and reduce operating costs, including staff reductions. As part of this program, we will further develop the Company’s integrated and centralized computer management system accessible by each of the franchised facilities. Thus, all members will have access to other Centers while traveling away from home.

♦
Electronic Payment Option. We intend on integrating an electronic payment option for each of our membership programs, in effect providing our members with a convenient alternative to paying membership dues in cash or by check. However, this is not expected to occur until we are able to centralize the Company’s entire billing system.

GROWTH THROUGH FRANCHISING

To build upon our operations and to increase awareness of our private label and overall business, we plan on selling franchises in order to rapidly grow. Further, to reinforce operating results and maximize cash flows, we have chosen to limit the number of Corporate Studios, excluding our flagship Studio, and focus more on establishing marketing relationships and selling franchises.

Generally, a new fitness center requires approximately 7 to 10 years for its member base to mature. Thus, earnings contribution and cash flow potential are directly affected for this entire length of time. For this reason, the Company has decided to concentrate the majority of its resources into its franchising program, thereby attempting to increase earnings and cash flow in less than the aforementioned 7 to 10 year period of time.

The Company’s program for expansion, including franchising, is divided into three distinct areas:

♦
Primarily, the focus of our franchise marketing program is geared towards generating interest and selling franchises based on our prototype fitness center (“Prototype Studio”). The Prototype Studio is designed to, ideally, cost less to start-up and subsequently maintain than other similar facilities. Additionally, the Prototype Studio has been planned to maximize use of interior space by providing the proper number studios devoted to the services our members demand.

♦
Franchising opportunities also extend to already established fitness centers located in city centers. As part of the franchising agreement, such fitness centers are required to upgrade and expand to comply with the design of our Prototype Studio, including adding and upgrading exercise equipment, leasing additional space and refreshing interior and exterior finishes to improve club ambiance. We believe that through this type of expansion we will continue to increase our membership base and increase revenues, thereby capitalizing on our marketing and administrative infrastructure.

♦
Finally, as a result of our ability to implement and market our franchising program in a fragmented industry, we are positioned to identify opportunities to acquire existing fitness center operations located in city centers at reasonable prices, thereby increasing the number of Corporate Studios. Although such acquisitions fall squarely within our tactical goal of expanding our reach, increasing penetration in key markets, and leveraging our overall infrastructure, we have no near term plans for expanding our Corporate Studio base through acquisitions. However, the Company may alter its plans as it deems necessary.

Our flagship Corporate Studio is located in Langley, B.C., Canada. While the majority of our growth, is anticipated to occur in the United States and Canada, we will, nevertheless, also seek to develop and establish international relationships that we believe will be profitable. To this end, international franchises will further leverage our brand and private label identity into new and developing markets without the inherent risk and capital requirements of direct foreign investment.

[Missing Graphic Reference]
The Company has projected its franchising sales to 711 franchises over the next five years generating an estimated $10,665,000 in up front sales and royalties of $134,080,350. The following is a breakdown by revenue stream:

The Company will benefit in the following ways from its franchising program:

♦	Greater margins and increased cash flow.

♦	Royalties from the Prototype Studios.

♦	Less staffing as the Corporate Representative will be responsible for initial training and ongoing support.

♦	Better support system for franchisees.

♦	Increased name recognition as the advertising and promotion fund is larger.

♦	Development of regional/local supplier networks.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

THE STUDIO ZONE’S PRODUCTS & SERVICES

Our fitness center studios provide a platform for the delivery of our private label products, customized fitness services and café services to our fitness-conscious members. By integrating personal training, private-label products, and Fitness Café into our core operations, The Studio Zone, Inc. is positioned to become an outlet prepared to meet all of our members' wellness and fitness needs.

♦
Customized Fitness Services. We will offer fee-based personal instruction in various non-traditional disciplines in each of our clubs. As our franchising program excels, we will integrate personal training services into our membership programs to assist our fitness-conscious members meet their goals.

♦
Flexible Approach. As locally owned, existing fitness centers purchase franchise rights and implement our Prototype Studio, we will revise our approach to marketing and expand our private label products and fitness services available to members based on models that we consider will generate increased cash flow. As the demand for our business and services continues to increase, it is our belief that we can expand on our present line of products and services to meet the ever-changing needs of our members.

♦
Private-Label Products. In order to increase awareness on our identity, the Company will develop a full line of The Studio Zone, Inc. products, including training aides, apparel, and nutritional foods and beverages. Several of these products will be integrated into our membership programs in order to assist members in meeting nutritional goals as they start their fitness program. As a policy, we require manufacturers and suppliers of our products to adhere to quality control specifications in addition to those imposed by any local, state or government agencies.

♦
Fitness Café. Once open, the Company’s Fitness Café will offer ready-to-drink meal replacement shakes and drinks, energy bars, snack bars, high protein bars, weight loss products, multi-vitamins and meal replacement powdered drinks. The Company’s Fitness Café is also expected to include a juice bar that provides only natural fruit juice drinks enhanced with nutritional products.

♦
Fitness Boutique. Our members provide a captive market of fitness conscious consumers. Our Fitness Boutiques have been designed to provide products most needed by our members before, during and after their workout. Our Boutiques offer workout apparel, training aides and other related products.

♦
Wellness Program. The Studio Zone’s Wellness Program is customized to an individual's unique metabolism by determining specific calorie needs based on an individual's resting metabolic rate and specific weight goals.

♦
Health Coverage—Existing Contracts. As a value added service to membership, we offer each of our customers an option to purchase health discount packages through AWR, Inc. This service is particularly of interest to our members who do not have health insurance as it offers reduced fee health care. Members are able to choose from a premium subscription at a cost of $45.00 per month, or a lower option at a cost of $30.00 per month. These fees are much lower than the cost of any monthly health care insurance premium and allow the subscribing member to access an extensive network of health care professionals at a reduced and pre-negotiated cost.

STATE OF THE ART FACILITIES

All of our fitness centers are located in city centers. All of our Prototype Studios are relatively the same in size, space distribution and feel. However, our Corporate Studios are approximately 50% larger than our Prototype Studios since we devote considerable amount of marketing into these studios to assist in the growth and implementation of our franchising program. All of our fitness centers are equipped with only state-of-the-art studios and equipment available for customers to rent. All personnel working at any Corporate or Prototype Studio is required to complete a comprehensive in-house training program.

Our Corporate and Prototype Studios are geared toward meeting the needs of our members. Therefore, particular services may vary from studio to studio. Our Prototype Studio tends to range from 2,750 to 3000 square feet, while our Corporate Studios range from 4,000 to 4,250 square feet. The Prototype Studio is designed to cost less to construct and maintain than our Corporate Facilities, but still has the capacity to accommodate a significant amount of members. Generally, excluding the franchising fee, out Prototype Studios require an investment of approximately $25,000 in start-up and/or tenant improvement costs.

MEMBERSHIP PLANS

Our prospective members are able to choose from numerous membership plans to meet their needs. Each available membership plan allows members to access all of our other fitness centers. However, the plans do offer prospective members different products and services as part of their membership. Occasionally, we have special membership promotions that limit a member’s access to a single fitness center and to certain days and non-peak hours. Through our electronic billing system, we are able to offer our members a variety of different payment options. As part of plan for growth and expansion, we have eliminated initiation fees.

Our membership fees generally range from $500 to $1,500, with the average being $750.00. The membership fee is based entirely on the following factors:

♦	The membership plan selected.

♦	Additional products and services chosen as part of the membership plan.

♦	Availability of sales and/or marketing promotions.

♦	Type of club joined, Corporate or Prototype Studio.

In addition to not charging initial initiation fees, the Company’s members may purchase items at our Fitness Boutique and Fitness Café at reduced prices.

Our Corporate Studios offer membership plans with additional incentives, such as a monthly allowance for use at our Boutique and Café.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

THE STUDIO ZONE, INC’S MARKETING AND SALES PLAN

MARKETING & SALES STRATEGY FOR FRANCHISING PROGRAM

In order to promote, market and sell franchises, we have decided to deploy a Regional Corporate Representative to a geographic region as defined below.

Regional Corporate Representative—In order to reduce overhead costs further, our focus will be on having one Regional Corporate Representative per region for sales purposes. This Regional Corporate Representative would also serve to assist each of our franchisees in setting up their Prototype Studios.

(A) This strategy is based on the following assumptions:

♦	Each geographic region will hold a maximum of 4 franchises.

♦	The Initial Franchise Fee for a Prototype Studio is $15,000.

♦	The Regional Corporate Representative would receive a fixed salary, plus commission.

♦	Each franchisee pays a Royalty equal to 8% of their monthly gross sales.

(B)	Responsibilities

♦	The Regional Corporate Representative will essentially be responsible for finding, screening, training and supporting franchisees in the area.

♦	Franchisees must be approved by the Company.

♦	The responsibilities of the Regional Corporate Representative can be revised by the Company from time to time and without notice.

(C)	Relationships

♦	The Company enters into the Franchise Agreements directly with each Franchisee.

♦	The Regional Corporate Representative is not a party to the Franchise Agreement, unless a franchise owner.

♦	The unit franchisees pay their royalties directly to the Company.

(D)	Fees to be paid to the Company

♦	The Franchisee will pay to the Company an initial Franchise Purchase Fee of $15,000.

♦	Royalty Fees totaling approximately 8% of gross sales.

GENERAL MARKETING & SALES TECHNIQUES

Our general marketing and sales goals will be achieved through the following means:

♦
Media Advertising. Periodic advertising will be placed in local papers throughout the United States and Canada, particularly in large metropolitan areas to generate interest and increase awareness in the franchising program and studios.

♦
Health & Fitness Seminars & Tradeshows. All major seminars will be attended by Company representatives. We also purchase space at tradeshows to showcase our private label brand, as well as our other products and services.

♦	Toll Free Number. We have established a toll free number that will be used as a marketing tool for promotions, advertising and our product line.

♦	Direct Mail. We will continually distribute flyers through the mail to residents of all major cities and surrounding urban areas throughout the United States and Canada.

♦
Online Marketing. An aggressive email campaign will be directed to users of all major web servers. We will also market online by buying targeted key word searches on select search engines, and direct advertising on popular websites.

♦
Sales Calls. In the future, we will also seek to establish relationships to distribute our private label brand directly to major retail and department stores to generate further interest in our Corporate and Prototype Studios.

Our sales strategy is very aggressive and services our bottom line within a short period of time.

As product quality will be of utmost importance in our success, we will only carry products that meet the quality control tests. Having a superior line of products and services will allow us to aggressively, and confidently, sell our products, services and, most importantly, our franchises.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

MARKET ANALYSIS

MARKET OVERVIEW

The fitness industry has benefited from several key growth drivers, including increased focus on health and physical fitness and numerous publications emphasizing the importance of health and fitness. Accordingly, research studies in the health and fitness club industry indicate that the number of people seeking healthier lifestyles is increasing annually. In fact, a recent study suggests that more than 41.1 million people will be members of a health and/or fitness facility in the United States by 2006. Numerous factors have converged to spurn the growth of the health and fitness market, including but not limited to, an increased membership by women, increased awareness of the link between exercise and good health, and, in particular, increased interest and shift in the market to non-traditional or alternative methods of achieving a healthier lifestyle through disciplines such as yoga and pilates.

In fact, there are approximately 17,000 fitness facilities in the United States alone, and over 33 million members. The industry's compound annual growth rate of revenues was 8.2% from $6.5 billion in 1993 to $12.2 billion in 2001, and its compound annual growth in the total number of clubs increased at a rate of 4.8%, from 11,655 in 1993 to 16,983 in 2001. The demand for club memberships rose in the same period at a faster pace than supply, as memberships increased at a compound annual growth rate of 5.0% from 22.9 million in 1993 to 33.8 million in 2001.

Although the fitness industry benefits from tremendous growth over the last several years, the industry remains fragmented with less than 10% of commercial health clubs in the U.S. owned and operated by companies that own more than 25 clubs.

As competition increases and the growth and shift in the health and fitness market occurs, it has become necessary to offer products and services that are available to a larger segment of the population. After evaluating the market, the Company’s business model targets this market and is geared to provide an opportunity for profitability for the following reasons:

--	High Revenue From Membership. Serious practitioners of yoga and other related disciplines spend approximately $1,500.00 a year on instruction, apparel and equipment.

-- Boutique Growth Potential. Providing customers with lower cost-brands that are high-quality.

--
Market Growth Potential. More than 12% of the U.S. population is interested in yoga. To this end, a recent survey revealed that more than 35.3 million people would try yoga during the course of the next year. Additionally, roughly 4.7 million Americans take Pilates, with the number increasing almost daily.

--The Studio Zone’s Opportunity. The Company is positioned to offer a variety of products and services, providing its members with the flexibility to maximize their fitness allocated time.

--
The Studio Zone’s Capability to provide Additional Services.  The Company is well-equipped to provide additional services requested by its customers. In addition, the Company has developed a system that allows it to address issues that may arise related to its products and/or services.

COMPETITION

The Company is prepared to meet all of the needs of its members, from fitness to proper dieting. We strive to be an operator of franchise fitness centers located throughout North America. The Company will compete with other similar non-traditional fitness centers, as well as conventional physical fitness and recreational facilities. We also compete, to some extent, with boutiques and/or sporting goods stores and cafés. Future competitive factors may emerge which may lessen our ability to compete as effectively.

We believe competition has increased to some extent in certain markets, reflecting the public's enthusiasm for fitness. The Company, however, has developed membership plans that are affordable and we have the flexibility to be responsive to economic conditions.

Our pursuit of new business initiatives has us competing against large, established companies with more experience selling products on a retail basis. In some instances, our competitors for these products have substantially greater financial resources than we have. We may not be able to compete effectively against these established companies.

The following charts provide an overview of the amount of classes typically offered by our regional and national competitors in yoga and pilates, the Company’s two primary areas of instruction, as well as other services offered by said competitors and how the Company compares:

TARGET MARKET

The Studio Zone will target multiple groups in its aggressive sales and marketing program:

(1)	Young and Middle Aged Women: This group is the core segment of potential clients of The Studio Zone. Their demographic characteristics are the following:

Ages: 19-55.
Health/Lifestyle Issues: Women focused on healthy food and dieting. Over 70% of this group are members of gyms. Approximately, 40% of potential customers have taken yoga classes before.
Social Pattern: Will more likely attend as part of group.
Center's selling point: Close to work and/or home. The session lowers stress. Can be attended with friends and/or colleagues as group activity.

(2)	Individuals Seeking Healthier Lifestyle: Any and all individuals seeking a healthier alternative lifestyle is a secondary target group. Their demographic characteristics are the following:

Ages: 18 to 34.
Sex: Males and Females.

Health/Lifestyle Issues: Active individuals that are focused on healthy food and dieting.  While it is foreseen that many individuals in this target group may be members of a gym, this secondary group targets all individuals.

Social Pattern: Will more likely attend alone and/or with family or friends.
Center's selling point: Close to work and/or home. The session lowers stress.

By and through targeting these specific groups, the Company firmly believes that it will further enhance its products and services, thereby increasing the effectiveness of its advertising campaign. The Company’s products and services are designed and marketed to be affordable by the masses.

COMPETITIVE ADVANTAGE

It is our belief that the following factors will allow us to achieve positive cash flow more rapidly:

♦
Full Service Wellness and Fitness Center. The Company offers a wide array of fitness center products and services. The Company’s plan is to have a visible presence in all large metropolitan areas, including New York City, Los Angeles, Chicago and Miami. We believe that our scale and concentration in major metropolitan areas achieves marketing and operating efficiencies, enhancing our value to both the local and national population.

♦
Distinctive Brand Name. We believe that The Studio Zone, Inc.’s brand will become synonymous with quality and value and that our private label will enhance the likelihood that potential members will prefer our clubs to those of our competitors. This awareness will also allow us to benefit from strategic marketing alliances with small to medium sized vendors since the Company will be able to offer inventory to franchise owners on a consignment basis (up to $20,000 in products).

♦
Licensing Agreements. We are in the process of entering into licensing arrangements with small to medium size fitness vendors to manufacture products that will retail at our Corporate and Prototype Studios.

♦
Maximized Member Retention. As a result of our state of the art facilities, the Company has the ability to achieve successful member retention rates. On average, health and fitness centers annually retain over 50-70% of their members. We strive to retain at least this percentage of members through various marketing and sales techniques, but most of all through the quality and affordable cost of our products and services.

♦	Increased Cash Flow. Our anticipated ability to maintain successful member retention rates, profitable member base and substantially fixed operating costs result in predictable and growing cash flows.

♦
Minimal Direct Investment in Fitness Centers. As a result of our franchising program, we will not have to incur the expenses associated with establishing only Corporate Studios. Avoiding this expense provides us with the ability to maintain a base of modern, well-equipped facilities.

♦
Flexible Membership Plans. We offer a variety of membership options and plans. All of our membership options include additional amenities and access to all of our fitness centers. Similarly, we offer a broad range of payment alternatives.

♦
Experienced Management Team. We believe that our management team is well-equipped to assist in meeting our goals. Our founder and CEO, Lynn Wahl, has over 20 years experience in all aspects of operating a fitness facility, from sales to instruction and operations.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

RISK AVOIDANCE CONSIDERATIONS

GOVERNMENTAL REGULATION

Due to the nature of our business, we are subject to regulation by the government, both at the local and national levels. The general rules and regulations of the Federal Trade Commission and of other federal, state, provincial and local consumer protection agencies apply to our advertising, sales and other trade practices.

The health and fitness industry is heavily regulated by the government. Since we are seeking to implement our franchising program in the United States, Canada and other countries around the world, we are conscious of the fact that we would be subject to regulation in each of the countries to where we expand. Generally, we are required to comply with regulations that govern membership agreements.

Additionally, we are and will continue to be subject to federal, state and provincial regulations governing our business operations. These laws and regulations vary depending on the country and city of operation. An internal review procedure has been established for each of our Corporate and Prototype Studios to follow to ensure compliance with all governmental regulations.

Our private label products, including all training aides, apparel and nutritional products are also subject to regulation. However, as part of each of our vendor relationships, we require that they comply with such regulations and agree to indemnify us from any potential liability arising from or in connection with the products supplied to us.

RISK FACTORS

Our private label products, customized services, wellness program and fitness café may not generate the amount of revenue anticipated, thus directly affecting our entire business Model

Our sales and marketing program seeks to capitalize on our full service facilities, including all products and services offered. However, we have a limited operating history experience in all aspects of our business. The sale and marketing of our products is also entirely dependent on our ability to enter into and maintain vendor relationships. Generally, our operations also involve significant risk of competition.

The fitness market is a highly competitive business. The industry in which we are involved is highly competitive. We are in direct competition with nationally recognized fitness centers, local fitness facilities and other centers offering instruction exclusively in non-conventional disciplines. Our Fitness Boutique and Café also compete with such businesses located near and around our Corporate and/or Prototype Centers. It is quite possible that we may be unable to effectively compete in these areas.

DESCRIPTION OF SECURITIES

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

General

The Company’s authorized capital consists of 20,000,000 shares of Common Stock.

Common Stock

Holders of our common stock are entitled to one vote per share on all maters submitted to a vote of stockholders. Holders of shares of common stock do not have cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

Subject to the right of holders of any outstanding preferred sock, the holders of outstanding shares of common stock are entitled to dividends and other distributions, as may be declared from time to time by our Board of Directors from legally available funds. Holders of our common stock have no preemptive, subscription, redemption or conversion rights. Subject to the rights of holders of any outstanding preferred stock, upon our liquidation, dissolution or winding up and after payment of all prior claims, the holders of shares of commons tock are entitled to a pro rata share in any distribution available to holders of common stock. All of the outstanding shares of common stock are, and all of the shares of common stock to be issued in connection with this offering will be, validly issued, fully paid and non-assessable.

Dividend Policy

The Company never paid any cash dividends on our common stock. We plan to retain all future earnings to support our operations and to finance the development and growth of our business. Therefore, we do not expect to pay cash dividends on our common stock in the foreseeable future. Any future determination as to the payment of dividends will be at our Board of Directors discretion and will depend on our results of operations, financial condition, capital requirements and other factors that our Board of Directors considers relevant.

Plan of Distribution

The Units of our common stock are being offered on a "best efforts" basis with respect to the offering. The Offering period commences on the date of this Private Offering Memorandum and continues until the earlier of September 30, 2005, unless extended by the Company for an additional 60 days (the "Termination Date"), or the earlier sale of all of the Units offered hereby.

The Units are being offered at a price of $2,000 per Unit, solely to "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act or to non-accredited investors who are otherwise qualified investors as determined by us based on the circumstances of the investor and the amount of the subscription he or she intends to make. The minimum subscription is $2,000; however, we reserve the right to accept subscriptions for a fractional Unit. The purchase price for the Units is payable in cash upon subscription.

The Units will be offered and sold by the Company on a "best efforts" basis with respect to the offering.

The Company reserves the right to conduct additional financings in the future. Any such additional financings may be conducted on terms that are more or less favorable to investors than the terms of this offering.

Exemption from Registration and Restrictions on Transferability

The shares of our common stock offered hereby will not be registered under the Securities Act in reliance on the exemption from such registration provided by Section 4(2) of the Securities Act and Regulation D thereunder. In order to establish the availability of such exemption, we will, among other exemptions, rely on Regulation D under such Securities Act, which provides that an offering made in accordance with all its conditions is deemed exempt from such registration.

The availability of such exemptions is also dependent, in part, upon the "investment intent" of the investors. The exemptions would not be available if an investor were purchasing the shares with a view to redistributing them. Accordingly, each investor when executing the Subscription Agreement will be required to acknowledge that his or her purchase is for investment, for his or her own account, and without any view to the sale of the shares of our common stock, except pursuant to an effective registration statement under the Securities Act or a valid exemption from the registration requirements of the Securities Act.

In addition, since each purchaser will be acquiring shares of restricted stock in a company that is not publicly-traded, a purchaser must be prepared to bear the economic risk of an investment for an indefinite period of time. An investor in this Offering, pursuant to the Subscription Agreement and applicable law, will not be permitted to transfer or dispose of our shares of common stock unless they are registered or unless such transaction is exempt from registration under the Securities Act and other applicable securities laws, and in the case of a purportedly exempt sale, such investor provides (at his own expense) an opinion of counsel satisfactory to us such exemption is, in fact, available. The certificates representing the shares purchased in this offering will bear a legend relating to such restrictions on transfer.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

Access to Information

Offerees may, if they so desire, make inquiries of us with respect to our business or any other matters relating to the and the terms and conditions of this offering, and may obtain any additional information which such persons deem to be necessary in connection with making an investment decision in order to verify the accuracy of the information contained herein to the extent that we possess such information (or can acquire it without unreasonable effort or expense). Any such requests for additional information or documents should be made to us in writing, addressed as follows:

IF TO THE STUDIO ZONE INC.:

Lynn Wahl
THE STUDIO ZONE INC.
20313 93rd Avenue
Langley, B.C., Canada V1M 2M7

with a copy to:

Law Offices of Wade D. Huettel, Esq.
3580 Utah Street
San Diego, CA 92104

Additional Information

Potential investors are encouraged to ask questions concerning the company and any aspect of this offering.

For information pertaining to the studio zone inc., please contact Lynn Wahl who will answer all inquiries concerning TSZ and this offering. Ms. Wahl can be reached, through her attorneys, at (619) 892-3006. Potential investors should send any written request for additional information to the attention of Ms. Lynn Wahl at The Law Offices of Wade D. Huettel, Esq. 3580 Utah Street, San Diego, CA 92104.

Prior to investing, the company (i) will grant each prospective investor the opportunity to review additional documents and to ask questions of, and to receive answers from, the officers of the company concerning the terms and the conditions of this offering or any other matter set forth herein; and (ii] supply any additional information, to the extent the company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth herein.

The Company is not currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith. Therefore, we do not file reports, including annual audited and interim unaudited financial statements, proxy statements and other information with the securities and exchange commission. This may be confirmed with the Commission where filings can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a website on the internet that contains reports, proxy and information statements and other information regarding companies that file electronically with the Commission, at http://www.sec.gov.

The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

Notes

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The Studio Zone, Inc.
Confidential Offering Memorandum
September 1, 2005

EXHIBITS

THE STUDIO ZONE, INC.